UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/18/2009

LeCroy Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26634

Delaware	13-2507777
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

700 Chestnut Ridge Road
Chestnut Ridge, New York 10977
(Address of principal executive offices, including zip code)

(845) 425-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 18, 2009, LeCroy Corporation issued a press release announcing further reductions in staff and other expenses and the purchase of $14 million in convertible bonds at a 62% discount. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated March 18, 2009 with respect to LeCroy Corporation's further reductions in staff and other expenses and the purchase of $14 million in convertible bonds at a 62% discount.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeCroy Corporation

Date: March 18, 2009	By:	/s/ Sean B. O'Connor
Sean B. O'Connor
Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated March 18, 2009.